Exhibit 99.1

PROSPECTUS SUPPLEMENT
(To Prospectus dated January 17, 2001)


                       [EUROPE 2001 HOLDRS(SM) TRUST LOGO]

                        1,000,000,000 Depositary Receipts
                          Europe 2001 HOLDRS(SM) Trust

         This prospectus supplement supplements information contained in the prospectus dated January 17, 2001 relating to the sale of up to 1,000,000,000 depositary receipts by the Europe 2001 HOLDRS(SM) Trust.

         The share amounts specified in the table on page 10 of the base prospectus shall be replaced with the following:

                                                                    Primary U.S.
                                                          Share       Trading
                           Name of Company      Ticker   Amounts       Market
           ----------------------------------   ------   -------    ------------
           AEGON N.V.                             AEG      5           NYSE
           Alcatel                                ALA      3           NYSE
           Amdocs Limited                         DOX      3           NYSE
           ARM Holdings p.l.c.                   ARMHY     8       Nasdaq NMS
           ASM International N.V.                ASMI     13       Nasdaq NMS
           ASM Lithography Holding N.V.          ASML      7       Nasdaq NMS
           AstraZeneca p.l.c.                     AZN      4           NYSE
           Autonomy Corporation p.l.c.           AUTN      6       Nasdaq NMS
           Aventis S.A.                           AVE      2           NYSE
           AXA                                    AXA      6           NYSE
           Bookham Technology p.l.c.             BKHM     12       Nasdaq NMS
           BP Amoco p.l.c.                        BP       4           NYSE
           Business Objects S.A.                 BOBJ     4.5      Nasdaq NMS
           Cable & Wireless p.l.c.                CWP      4           NYSE
           DaimlerChrysler AG                     DCX      4           NYSE
           Deutsche Telekom AG                    DT       5           NYSE
           Diageo p.l.c.                          DEO      5           NYSE
           Elan Corporation, p.l.c.               ELN      4           NYSE
           LM Ericsson Telephone Company         ERICY    16       Nasdaq NMS
           GlaxoSmithKline p.l.c.                 GSK      6           NYSE
           Infineon Technologies AG               IFX      5           NYSE
           ING Groep N.V. (1)                     ING      4           NYSE
           IONA Technologies p.l.c.              IONA      3       Nasdaq NMS
           Jazztel p.l.c.                        JAZZ     11       Nasdaq NMS
           Koninklijke Philips Electronics N.V.   PHG      5           NYSE
           KPNQuest N.V.                         KQIP      8       Nasdaq NMS
           Millicom International Cellular S.A.  MICC      6       Nasdaq NMS
           Nokia Corp.                            NOK      5           NYSE
           Novartis AG                            NVS      5           NYSE
           QIAGEN N.V.                           QGENF     6       Nasdaq NMS
           Repsol YPF, S.A.                       REP     11           NSYE
           Royal Dutch Petroleum Company          RD       3           NYSE
           Ryanair Holdings p.l.c.               RYAAY     4       Nasdaq NMS
           SAP AG                                 SAP      4           NYSE
           Scottish Power p.l.c.                  SPI      7           NYSE
           Serono S.A.                            SRA      9           NSYE
           Shire Pharmaceuticals Group p.l.c.    SHPGY     4       Nasdaq NMS
           Smartforce p.l.c.                     SMTF      6       Nasdaq NMS
           Sonera Group p.l.c.                   SNRA      9       Nadsaq NMS
           STMicroelectronics N.V.                STM      4           NYSE

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                                                                    Primary U.S.
                                                          Share        Trading
                           Name of Company       Ticker  Amounts       Market
           ----------------------------------    ------  -------    ------------
           Telefonica S.A.                         TEF    3.06          NYSE
           Terra Networks, S.A.                   TRLY     15       Nasdaq NMS
           Total Fina ELF S.A.                     TOT      3           NYSE
           UBS AG(2)                               UBS      3           NYSE
           Unilever N.V.                           UN       3           NYSE
           United Pan-Europe Communications N.V.  UPCOY    13       Nasdaq NMS
           Vivendi Universal                        V       3           NYSE
           Vodafone Airtouch p.l.c.                VOD      6           NYSE
           WPP Group p.l.c.                       WPPGY     3       Nasdaq NMS
           ------------------

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         (1)      ING Groep N.V. announced a 2-for-1 stock split on its common stock payable to shareholders of record as of June 29, 2001. ING Groep N.V. began trading on a split-adjusted basis on July 13, 2001. As of July 18, 2001 the share amount of ING Groep represented by a round-lot of 100 Europe 2001 HOLDRS is 4.

        (2) UBS AG announced a 3-for-1 mandatory exchange of its common stock applicable to shareholders of record as of July 13, 2001. As of July 16, 2001, the share amount of UBS represented by a round-lot of 100 Europe 2001 HOLDRS is 3.

         The share amounts listed in the table above reflect all previous stock splits, dividends and business combination transactions.

          The date of this prospectus supplement is September 30, 2001.